                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2000

                              Data Dimensions, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Commission File Number       0-4748
                      --------------------


                    Delaware                                 06-0852458
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         (STATE OR OTHER JURISDICTION OF                   (IRS EMPLOYER
          INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)

Sterling Plaza, 3rd Floor, 3535 Factoria Boulevard SE, Bellevue, WA     98006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (425) 688-1000
                                                  ----------------------

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 28, 2000, Data Dimensions, Inc. ("Company") sold all of the outstanding capital stock of its wholly-owned subsidiary, Data Dimensions Information Services, Inc.("DDIS"), a California corporation, to Acxiom Corporation for $5.4 million in cash pursuant to a Stock Purchase Agreement dated December 28, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

                     DATA DIMENSIONS, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (Unaudited)
                               September 30, 2000
                                 (In thousands)

                                                 Data Dimensions, Inc.     Pro Forma       Pro Forma
                                                           As Reported   Adjustments     As Adjusted
                                                           -----------   -----------     -----------
Current assets:
Cash                                                          $  3,797      $  5,400  a     $  9,082
                                                                                (115) b
Accounts receivable, net                                        10,418          (686) b        9,732
Income tax receivable                                            4,169        (1,415) h        2,754
Prepaid and other current assets                                 2,869        (1,208) b        1,661
Deferred income taxes                                              600          (419) b          181
                                                           -----------   -----------     -----------
    Total current assets                                        21,853         1,557          23,410

Equipment and furniture, net                                     5,264        (2,108) b        3,156
Other assets                                                       897          (656) b          241
                                                           -----------   -----------     -----------
    Total assets                                              $ 28,014      $ (1,207)       $ 26,807
                                                           ===========   ===========     ===========

Current liabilities:
Accounts payable                                              $  1,542      $   (589) b     $    953
Accrued compensation and commissions                             2,068          (273) b        1,795
Other accrued liabilities                                          887          (188) b          699
Capital lease obligations, current                               1,755        (1,755) b            0
                                                           -----------   -----------     -----------
    Total current liabilities                                    6,252        (2,805)          3,447

Non-current obligations                                            821          (640) b          181
                                                           -----------   -----------     -----------
    Total liabilities                                            7,073        (3,445)          3,628

Equity                                                          21,505             0          21,505
Retained earnings (accumulated deficit)                           (564)        2,238  e        1,674
                                                           -----------   -----------     -----------
    Total stockholders' equity                                  20,941         2,238          23,179

    Total liabilities and stockholders' equity                $ 28,014      $ (1,207)       $ 26,807
                                                           ===========   ===========     ===========

The accompanying footnotes are an integral part of the unaudited pro forma consolidated financial statements.


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
                     DATA DIMENSIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                      Nine Months Ended September 30, 2000
                      (In thousands, except per share data)

                                                          Data Dimensions, Inc.      Pro Forma       Pro Forma
                                                                    As Reported    Adjustments     As Adjusted
                                                                    -----------    -----------     -----------
Revenue                                                                $ 31,705      $  (6,836) c     $ 24,869
Direct costs                                                             24,246         (7,171) c       17,075
                                                                    -----------    -----------     -----------
Gross margin                                                              7,459            335           7,794
General, administrative and selling expenses                             19,964         (1,147) c       18,817
Non-recurring item                                                         (136)                          (136)
                                                                    -----------    -----------     -----------
Loss from operations                                                    (12,369)         1,482         (10,887)
Other expense (income), net                                                 (56)          (158) c         (385)
                                                                                          (171) f
                                                                    -----------    -----------     -----------
Loss from continuing operations before income tax                       (12,313)         1,811         (10,502)
Income tax benefit                                                       (4,802)           706          (4,096)
                                                                    -----------    -----------     -----------
Loss from continuing operations                                       $  (7,511)       $ 1,105       $  (6,406)
                                                                    ===========    ===========     ===========
Loss from continuing operations per share - basic                      $  (0.55)                      $  (0.47)
Loss from continuing operations per share - diluted                    $  (0.55)                      $  (0.47)

Weighted average shares outstanding - basic                              13,559                         13,559
Weighted average shares outstanding - diluted                            13,559                         13,559

The accompanying footnotes are an integral part of the unaudited pro forma consolidated financial statements.


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
                     DATA DIMENSIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                      Nine Months Ended September 30, 1999
                     (In thousands, except per share data)

                                                          Data Dimensions, Inc.      Pro Forma       Pro Forma
                                                                    As Reported    Adjustments     As Adjusted
                                                                    -----------    -----------     -----------
Revenue                                                                $ 86,090     $   (9,238) c     $ 76,852
Direct costs                                                             50,820         (8,747) c       42,073
                                                                    -----------    -----------     -----------
Gross margin                                                             35,270           (491)         34,779
General, administrative and selling expenses                             32,653         (1,074) c       31,579
Non-recurring item                                                        1,923                          1,923
                                                                    -----------    -----------     -----------
Income from operations                                                      694            583           1,277
Other expense (income), net                                                 213            (60) c            4
                                                                                          (149) f
                                                                    -----------    -----------     -----------
Income from continuing operations before income tax                         481            792           1,273
Income tax provision                                                        188            309             497
                                                                    -----------    -----------     -----------
Income from continuing operations                                      $    293     $      483         $   776
                                                                    ===========    ===========     ===========

Income from continuing operations per share - basic                      $ 0.02                         $ 0.06
Income from continuing operations per share - diluted                    $ 0.02                         $ 0.06

Weighted average shares outstanding - basic                              13,533                         13,533
Weighted average shares outstanding - diluted                            13,596                         13,596

The accompanying footnotes are an integral part of the unaudited pro forma consolidated financial statements.


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
                     DATA DIMENSIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                          Year Ended December 31, 1999
                      (In thousands, except per share data)

                                                         Data Dimensions, Inc.      Pro Forma       Pro Forma
                                                                   As Reported    Adjustments     As Adjusted
                                                                   -----------    -----------     -----------
Revenue                                                              $ 102,106      $ (11,702) c     $ 90,404
Direct costs                                                            61,431        (11,257) c       50,174
                                                                   -----------    -----------     -----------
Gross margin                                                            40,675           (445)         40,230
General, administrative and selling expenses                            39,143         (1,408) c       37,735
Non-recurring item                                                       1,838           (667) d        1,171
                                                                   -----------    -----------     -----------
Income (loss) from operations                                             (306)         1,630           1,324
Other expense (income), net                                             (1,688)          (254) c       (2,141)
                                                                                         (199) f
                                                                   -----------    -----------     -----------
Income from continuing operations before income tax                      1,382          2,083           3,465
Income tax provision                                                       539            812           1,351
                                                                   -----------    -----------     -----------
Income from continuing operations                                    $     843      $   1,271        $  2,114
                                                                   ===========    ===========     ===========

Income from continuing operations per share - basic                     $ 0.06                         $ 0.16
Income from continuing operations per share - diluted                   $ 0.06                         $ 0.16

Weighted average shares outstanding - basic                             13,537                         13,537
Weighted average shares outstanding - diluted                           13,555                         13,555

The accompanying footnotes are an integral part of the unaudited pro forma consolidated financial statements.


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
                     DATA DIMENSIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                          Year Ended December 31, 1998
                      (In thousands, except per share data)


                                                         Data Dimensions, Inc.     Pro Forma       Pro Forma
                                                                   As Reported   Adjustments     As Adjusted
                                                                   -----------   -----------     -----------
Revenue                                                              $ 114,544    $  (12,811) c    $ 101,733
Direct costs                                                            58,072        (8,895) c       49,177
                                                                   -----------   -----------     -----------
Gross margin                                                            56,472        (3,916)         52,556
General, administrative and selling expenses                            40,361        (1,567) c       38,794
Non-recurring item                                                         757                           757
                                                                   -----------   -----------     -----------
Income from operations                                                  15,354        (2,349)         13,005
Other expense (income), net                                                231          (106) c          (83)
                                                                   -----------   -----------     -----------
Income from continuing operations before income tax                     15,123        (2,035)         13,088
Income tax provision                                                     5,921          (794)          5,127
                                                                   -----------   -----------     -----------
Income from continuing operations                                    $   9,202    $   (1,241)      $   7,961
                                                                   ===========   ===========     ===========

Income from continuing operations per share - basic                     $ 0.69                        $ 0.60
Income from continuing operations per share - diluted                   $ 0.69                        $ 0.59

Weighted average shares outstanding - basic                             13,347                        13,347
Weighted average shares outstanding - diluted                           13,412                        13,412

The accompanying footnotes are an integral part of the unaudited pro forma consolidated financial statements.

                     DATA DIMENSIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                          Year Ended December 31, 1997
                      (In thousands, except per share data)


                                                       Data Dimensions, Inc.      Pro Forma       Pro Forma
                                                                 As Reported    Adjustments     As Adjusted
                                                                 -----------    -----------     -----------
Revenue                                                            $  60,444      $  (7,378) c    $  53,066
Direct costs                                                          29,965         (5,353) c       24,612
                                                                 -----------    -----------     -----------
Gross margin                                                          30,479         (2,025)         28,454
General, administrative and selling expenses                          28,572         (1,265) c       27,307
Non-recurring item                                                     4,024           (206) g        3,818
                                                                 -----------    -----------     -----------
Loss from operations                                                  (2,117)          (554)         (2,671)
Other expense (income), net                                               56           (210) f         (154)
                                                                 -----------    -----------     -----------
Loss from continuing operations before income tax                     (2,173)          (344)         (2,517)
Income tax provision                                                     700           (134)            566
                                                                 -----------    -----------     -----------
Loss from continuing operations                                    $  (2,873)      $   (210)      $  (3,083)
                                                                 ===========    ===========     ===========

Loss from continuing operations per share - basic                   $  (0.22)                      $  (0.24)
Loss from continuing operations per share - diluted                 $  (0.22)                      $  (0.24)

Weighted average shares outstanding - basic                           12,772                         12,772
Weighted average shares outstanding - diluted                         12,772                         12,772

The accompanying footnotes are an integral part of the unaudited pro forma consolidated financial statements.


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
                     DATA DIMENSIONS, INC. AND SUBSIDIARIES
            Footnotes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1.   BASIS OF PRESENTATION

     The accompanying unaudited pro forma consolidated financial statements have been prepared to present the effect of the sale by the Company of its subsidiary, Data Dimensions Information Services, Inc. The unaudited pro forma consolidated financial statements have been prepared based upon the historical financial statements of the Company as if the sale had taken place at the beginning of the period reported.

     The unaudited Pro Forma Consolidated Statements of Operations may not be indicative of the results of operations that actually would have occurred if the transaction had been in effect as of the beginning of the period nor do they purport to indicate the results of future operations of the Company. The unaudited pro forma consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's 1999 Annual Report on Form 10-K. Management of the Company believes that all adjustments necessary to fairly present such unaudited pro forma consolidated financial statements have been made based on the terms and the structure of the transaction.

2.   RECLASSIFICATIONS

     Certain amounts have been reclassified in prior year unaudited pro forma consolidated financial statements to conform with current year presentations.

3.   PRO FORMA ADJUSTMENTS

     a. To reflect the sale of the DDIS subsidiary for $5.4 million in cash, as if the sale had occurred on September 30, 2000.

     b. To reflect the reduction in assets and liabilities related to the DDIS business.

     c. To reflect the decrease in Revenue, Direct costs, General, administrative and selling expense, and other expense (income), net related to the DDIS business.

     d. To reflect asset write downs in DDIS resulting from the transition of the business from Y2K related projects to non-Y2K related projects.

     e.   To reflect the disposition of the DDIS operations.

     f. To record imputed interest income on the proceeds from the sale of DDIS.

     g. To reflect merger related costs for the purchase of Pyramid Information Services, Inc. which was renamed Data Dimensions Information Services, Inc.

     h.   To record the tax impact of the disposition of the DDIS operation.


4. The gain recognized on the sale of DDIS was approximately $1.8 million, net of tax. The gain is net of estimated transaction costs and may be adjusted per the Stock Purchase Agreement. The gain is not reflected in the above Pro Forma Statements of Operations.

(c)  Exhibits

     2.1 Stock Purchase Agreement dated December 28, 2000 between Data Dimensions, Inc. and Acxiom Corporation. The following exhibits and schedules to the Stock Purchase Agreement have been omitted:

               Exhibit A - Form of Promissory Note

               Exhibit B - Form of Stock Pledge Agreement

               Exhibit C - Form of Legal Opinion of Greenberg Traurig, LLP

               Exhibit D - Form of Legal Opinion of Garvey, Schubert & Barer

               Exhibit E - Form of Consulting Agreement with Eugene Stabile

               Exhibit F - Allocation of Purchase Price

               Seller's Disclosure Schedule

               Schedule 1.3 - Net Working Capital Procedures

The Registrant undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DATA DIMENSIONS, INC.
                                         (Registrant)

     Date:  January 12, 2001             /s/ Laurence C. Leslie
                                         --------------------------------------
                                         Laurence C. Leslie
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary
                                         (Principal Financial and Accounting
                                         Officer)

Index to Exhibits

2.1 Stock Purchase Agreement dated December 28, 2000 between Data Dimensions, Inc. and Acxiom Corporation.





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